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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K



                                CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



                                August 2, 1999
                       ---------------------------------
                                Date of Report
                       (Date of earliest event reported)



                            DOT HILL SYSTEMS CORP.
            (Exact name of registrant as specified in its charter)



       New York                001-13317                  13-3460176
    ---------------           ------------             -------------------
    (State or other           (Commission              (IRS Employer
    jurisdiction of           File Number)             Identification No.)
    incorporation)


             161 Avenue of the Americas, New York, New York 10013
             ----------------------------------------------------
            (Address of registrant's principal executive offices)


                                (212) 989-4455
                                --------------
             (Registrant's telephone number, including area code)



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Items 2 and 5              Acquisition or Disposition of
                           Assets; Other Events;

         On August 3, 1999, Box Hill Systems Corp., a New York corporation
(the "Company"), together with Artecon, Inc., a Delaware corporation ("Artecon"), announced that they closed a stock-for-stock merger transaction (the "Closing") on August 2, 1999 pursuant to the terms and conditions of the Merger Agreement dated as of April 29, 1999 (the "Merger Agreement"), between BH Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company ("BHAC") and Artecon.

         Outstanding shares of Artecon preferred and common stock were automatically converted into approximately 9.4 million shares of Box Hill. Following the Closing, the former stockholders of Artecon own approximately 40% of the issued and outstanding common stock of the Company, and the existing shareholders own approximately 60% of such common stock. Artecon has become a wholly-owned subsidiary of the Company.

         In addition, the Company amended its certificate of incorporation to
(i) change its name from "Box Hill Systems Corp." to "Dot Hill Systems Corp." and (ii) provide for a classified board of directors. The board of directors was increased from six to eight members, and two directors resigned from their positions. The resulting vacancies were filled by W.R Sauey, James L. Lambert, Norman R. Farquhar and Chong Sup Park, each of whom was a director of Artecon prior to the Merger.

         Mr. Sauey, Mr. Lambert and Carol Turchin will serve as Class III Directors; Dr. Benjamin Monderer, Benjamin Brussell and Chong Sup Park will serve as Class II Directors; and Philip Black and Norman Farquhar will serve as Class I Directors.

         For a description of the terms and conditions of the Merger Agreement, reference is made to the Registration Statement on Form S-4, Commission file Number 333-80395, as amended, originally filed by the Company on June 10, 1999 and declared effective July 8, 1999, including the Exhibits thereto.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.*

         (b)      Pro Forma Financial Information.*

         (c)      10.1   Merger Agreement, dated as of April 29, 1999,
                         between Box Hill Systems Corp., BH Acquisition Corp., and Artecon, Inc.**

                  99.1   Dot Hill Systems Corp. Press Release dated
                         August 3, 1999.




*        To be filed by amendment
** Previously filed by the Company as an Exhibit to the Current Report on Form 8-K dated May 7, 1999, which is incorporated herein by reference.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DOT HILL SYSTEMS CORP.


                                             By:   /s/ Philip Black
                                                   Philip Black
                                                   Co-Chief Executive Officer


Date:    August 2, 1999



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Tuesday August 3, 9:08 am Eastern Time

Company Press Release

Box Hill and Artecon Merge to Form Dot Hill Systems Corp.

Creates A Leader in Storage Area Network -SAN- and Internet Storage Technology

NEW YORK and CARLSBAD, Calif.--(BUSINESS WIRE)--Aug. 3, 1999--Box Hill Systems Corp. and Artecon, Inc. today announced that they completed their merger yesterday, in a tax-free, stock-for-stock transaction, which will be accounted for as a pooling of interests. The combined company will be called Dot Hill Systems Corp., and will begin trading under the ticker symbol HIL today on the New York Stock Exchange. Under the terms of the merger agreement, approximately 8,788,808 new shares of Dot Hill common stock will be issued to holders of Artecon preferred and common stock.

Philip Black, Chief Executive Officer of Box Hill, and James Lambert, Chief Executive Officer of Artecon, will serve jointly as co-Chief Executive Officers of Dot Hill. Mr. Black will concentrate on international operations and Mr. Lambert on domestic operations. The Board of Directors of Dot Hill consists of eight members. The company will record charges to reflect costs associated with the merger starting the third quarter of calendar year 1999.

Dot Hill's headquarters and primary manufacturing facility will be located in Carlsbad, Calif. The company will continue to maintain significant operations in New York City, including research and development, sales, customer service and technical support and services. Dot Hill's management is committed to preserving the investments of all its customers, and will continue to market, support and enhance both companies' products while merging the product lines to reduce the cost of production.

Dot Hill Systems Corp. is the leading independent provider of storage area networks (SAN) and Internet storage solutions to the open systems market. Dot Hill is based in Carlsbad, Calif. and New York City, and has international offices in the United Kingdom, Japan, France and the Netherlands. Dot Hill's customer base includes many of the largest Internet service providers, financial institutions, telecommunications companies, visual effects houses, pharmaceutical companies, government agencies and universities in the world. Dot Hill's home page is www.dothill.com. Box Hill, Dot Hill, and Artecon, along with their respective logos, are trademarks or registered trademarks of Dot Hill Systems Corp.

Certain statements contained in this press release regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such "forward-looking statements" include statements about any future operating results of Dot Hill, the timing of merger-related charges, the products Dot Hill expects to offer in the future, and other statements. The risks that contribute to the uncertain nature of the forward-looking


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statements include: Dot Hill's ability to integrate the businesses of Box Hill and Artecon and rapid technological change, frequent new product introductions, evolving industry standards and changing customer preferences in the Open Systems computing market. However, there are many other risks not listed here that may affect the future business and financial results of Dot Hill, as well as the forward-looking statements contained herein. To learn more about such risks and uncertainties, including the risks and uncertainties specific to the merger of Box Hill and Artecon, you should read the risks and uncertainties set forth in the registration/joint proxy statement filed in conjunction with the merger. You should also read the risks and uncertainties set forth in the Forms 10K and 10Q recently filed by Artecon and Box Hill. All forward-looking statements contained in this press release speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.
------------------------------------------------------------------------
Contact:


     Dot Hill Systems Corp.
     Valerie Greenberg, Counsel
     Lourdes Rios, Director of Investor Relations
     (800) 727-3863


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